UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2025

Clean Energy Technologies, Inc.

(Exact name of registrant as specified in its charter)

001-41654	20-2675800
(Commission File Number)	(IRS Employer Identification Number)

1340 Reynolds Avenue, Unit 120 Irvine, CA	92614
(Address of Principal Executive Offices)	(Zip Code)

(949) 273-4990

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	CETY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On or about November 21, 2025, Clean Energy Technologies, Inc. (the “Company”) issued 152,000 shares of common stock to Mast Hill Fund, L.P. (“Mast Hill”) pursuant to its conversion of $150,950.59 in principal, interest and fees owed under the convertible promissory note issued to Mast Hill dated February 27, 2025.

On or about November 25, 2025, the Company issued 75,132 shares of common stock to Pacific Pier Capital II, LLC (“Pacific Pier”) pursuant to its conversion of $72,164.29 in principal, interest and fees owed under the convertible promissory note issued to Pacific Pier dated April 4, 2025.

On or about November 25, 2025, the Company issued 252,884 shares of common stock to Mast Hill pursuant to its conversion of $242,890.02 in principal, interest and fees owed under the convertible promissory note issued to Mast Hill dated February 27, 2025.

On or about November 25, 2025, the Company issued 90,773 shares of common stock to Mast Hill pursuant to its conversion of $87,185.92 in principal, interest and fees owed under the convertible promissory note issued to Mast Hill dated February 27, 2025.

On or about November 26, 2025, the Company issued 1,264,420 shares of common stock to Mast Hill pursuant to its exercise of warrants issued to Mast Hill dated January 16, 2025.

On or about December 1, 2025, the Company issued 195,867 shares of common stock to Mast Hill pursuant to its exercise of warrants issued to Mast Hill dated January 16, 2025.

On or about December 1, 2025, the Company issued 106,097 shares of common stock to Pacific Pier pursuant to its conversion of $101,904.82 in principal, interest and fees owed under the convertible promissory note issued to Pacific Pier dated April 4, 2025.

On or about December 1, 2025, the Company issued 141,009 shares of common stock to Mast Hill pursuant to its exercise of warrants issued to Mast Hill dated February 28, 2025.

The foregoing shares were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 3(a)(9) of the Securities Act, as the shares of common stock were issued either upon (i) conversion of convertible promissory notes issued by the Company, or (ii) cashless exercise of warrants issued by the Company, there was no additional consideration for the exchanges, and there was no remuneration for the solicitation of the exchanges.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

CLEAN ENERGY TECHNOLOGIES, INC.

Dated: December 2, 2025	By:	/s/ Kambiz Mahdi
Kambiz Mahdi
Chief Executive Officer

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